Exhibit 99.1

FOR IMMEDIATE RELEASE               CONTACT:
                                    Gina S. Scotti
                                    Secured Income L.P.
                                    (203) 869-0900


           SECURED INCOME L.P. AUTHORIZES DISTRIBUTION TO UNIT HOLDERS

Greenwich, Connecticut, July 31, 2000 -- Secured Income L.P. announced that the previously announced distribution of $8.35 per unit is being made today to holders of record of units on June 30, 2000. Such unit holders should expect to receive checks or direct deposits in payment of the distribution within the next several days.


                                      -4-